Intangible assets	12 Months Ended
Dec. 31, 2023
Intangible assets
Intangible assets

14. Intangible assets

Goodwill

Goodwill arising on consolidation represents the excess of the fair value of the consideration transferred over the fair value of the Group’s share of the identifiable assets and liabilities of the acquired subsidiaries at the date of acquisition. Goodwill is not subject to amortisation but is tested annually for impairment, or more frequently where indicators of impairment exist and is carried at cost less any accumulated impairment losses.

For the purpose of impairment testing, assets are grouped in cash generating units (CGUs). A CGU is identified as the lowest aggregation of assets that generate largely independent cash inflows, and which is looked at by management for monitoring and managing the business.

If the recoverable amount of the CGU is less than the carrying amount, an impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the CGU and then to the other assets of the CGU pro rata on the basis of the carrying amount of each asset in the CGU. Any impairment loss is immediately recognised in the consolidated income statement and an impairment loss recognised for goodwill is not subsequently reversed.

The recoverable amount is the higher of fair value less costs of disposal and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted.

Management uses the approved three-year strategic plan and the projected cash flows for a further two-year period as the basis for the Group CGUs value in use calculations.

On disposal, the attributable amount of goodwill is included in the determination of the gain or loss on disposal.

Other intangibles

Intangible assets are recognised when they are identifiable, the Group controls the asset, it is probable that future economic benefits attributed to the asset will flow to the Group and the cost of the asset can be reliably measured.

Separately purchased brands are initially measured at cost, being the purchase price as at the date of acquisition. Acquired brands are valued independently and recognised at fair value when the Group completes a business combination from third parties, where brands have a value which is substantial and long term and where the brands either are contractual or legal in nature or can be sold separately from the rest of the businesses acquired. The determination of the fair values of the separately identified intangibles is based, to a considerable extent, on management’s judgement. Brands are amortised over their estimated useful lives of up to 20 years, except where it is considered that the useful economic life is indefinite.

Indefinite life brands mainly comprise trademarks and brands for which there is no foreseeable limit to the period over which they are expected to generate net cash inflows. These are considered to have an indefinite life, given the strength and durability of the brands and the level of advertising and promotion support. These brands are in relatively similar, stable and profitable market sectors, with similar risk profiles, and their size, diversification and market shares mean that the risk of market-related factors causing a reduction in the lives of the brands is considered to be relatively low. The Group is not aware of any material legal, regulatory, contractual, competitive, economic or other factors which could limit their useful lives. Accordingly, they are not amortised.

Intangible assets are stated at cost less provisions for amortisation and impairments. Licences, patents, know-how and marketing rights separately acquired or acquired as part of a business combination are amortised over their estimated useful lives, generally not exceeding 20 years, using the straight-line basis from the time they are available for use. The estimated useful lives for determining the amortisation charge consider patent lives, where applicable, as well as the value obtained from periods of non-exclusivity. Asset lives are reviewed and, where appropriate, adjusted annually.

Any development costs incurred by the Group and associated with acquired licences, patents, know-how or marketing rights are written off to the income statement when incurred.

The costs of acquiring and developing computer software for internal use and internet sites for external use are capitalised as intangible fixed assets where the software or site supports a significant business system and the expenditure leads to the creation of an asset. Enterprise Resource Planning (ERP) systems software is amortised over 7-10 years and other computer software over 3-5 years.

The carrying values of all non-current assets are reviewed for impairment, either on a standalone basis or as part of a larger CGU, when there is an indication that the assets might be impaired. Additionally, intangible assets with indefinite useful lives and intangible assets which are not yet available for use are tested for impairment annually. Any provision for impairment is charged to the income statement. If the recoverable amount of an intangible is less than the carrying amount, an impairment loss is recognised in the income statement. The recoverable amount is the higher of fair value less costs of disposal and value in use. Impairment losses are only reversed if there has been a change in estimates used to determine recoverable amounts and only to the extent that the revised recoverable amounts do not exceed the carrying values that would have existed, net of amortisation, had no impairments been recognised.

Intangible assets

	Goodwill £m	Indefinite life brands £m	Amortised brands, licences and patents £m	Computer software £m	Assets under construction £m	Total £m
Cost at 1 January 2022	8,246	18,325	697	472	–	27,740
Exchange adjustments	150	1,090	(3)	14	–	1,251
Additions	–	178	3	21	–	202
Disposals and write-offs	–	(122)	(23)	(6)	–	(151)
Reclassifications	–	–	–	54	–	54
Transfer to assets held for sale	–	(6)	–	–	–	(6)
Cost at 31 December 2022	8,396	19,465	674	555	–	29,090
Exchange adjustments	(82)	(689)	(11)	(10)	(1)	(793)
Additions	3	–	7	4	76	90
Disposals and write-offs	–	–	(28)	(24)	–	(52)
Reclassifications	–	(7)	44	17	8	62
Transfer to assets held for sale	–	(556)	(295)	–	–	(851)
Cost at 31 December 2023	8,317	18,213	391	542	83	27,546

Amortisation at 1 January 2022	–	–	(197)	(219)	–	(416)
Exchange adjustments	–	–	(12)	(3)	–	(15)
Charge for the period	–	–	(43)	(64)	–	(107)
Disposals and write-offs	–	–	23	5	–	28
Transfer to assets held for sale	–	–	–	–	–	–
Amortisation at 31 December 2022	–	–	(229)	(281)	–	(510)
Exchange adjustments	–	–	8	8	–	16
Charge for the period	–	–	(39)	(69)	–	(108)
Disposals and write-offs	–	–	28	21	–	49
Reclassifications	–	–	(32)	–	–	(32)
Transfer to assets held for sale	–	–	53	–	–	53
Amortisation at 31 December 2023	–	–	(211)	(321)	–	(532)

Impairment at 1 January 2022	–	(122)	–	(7)	–	(129)
Exchange adjustments	–	(3)	–	–	–	(3)
Impairment losses	–	(129)	–	(6)	–	(135)
Disposals and write-offs	–	122	–	1	–	123
Impairment at 31 December 2022	–	(132)	–	(12)	–	(144)
Exchange adjustments	–	6	–	–	–	6
Impairment losses	–	(184)	(1)	(1)	–	(186)
Reversal of impairment losses	–	–	–	–	–	–
Reclassifications	–	–	(8)	–	–	(8)
Disposals and write-offs	–	–	–	3	–	3
Transfer to assets held for sale	–	170	–	–	–	170
Impairment at 31 December 2023	–	(140)	(9)	(10)	–	(159)

Amortisation and impairment at 31 December 2022	–	(132)	(229)	(293)	–	(654)
Amortisation and impairment at 31 December 2023	–	(140)	(220)	(331)	–	(691)

Net book value at 31 December 2022	8,396	19,333	445	262	–	28,436
Net book value at 31 December 2023	8,317	18,073	171	211	83	26,855

The net book value of computer software included £122m (2022: £133m) of internally generated costs. During the year ended 31 December 2022, additions to indefinite life brands included £174m of non-cash purchases which were settled by offsetting a liability owed to the Group by GSK.

In 2023, the Group completed the disposal of the rights in Lamisil, an amortised brand, for cash consideration of £235m. This resulted in a pre-tax loss on disposal of £10m. Lamisil was transferred to asset held for sale, and subsequently disposed of before the end of the year.

On 21 December 2023, the Group entered into a binding agreement for the sale of the ChapStick brand to Suave Brands Company, a portfolio company of Yellow Wood Partners. Under the terms of the transaction, the Group will receive pre-tax cash proceeds of approximately £337m ($430m), as well as a passive minority interest in the Suave Brands Company. Cash proceeds include approximately £16m ($20m) from the release of working capital allocated to ChapStick. At the time of entering into the binding agreement, the minority interest in the Suave Brands Company was valued at approximately £63m ($80m).

The Group recognised an impairment of £170m in the income statement as the consideration received net of cost to sell was less than the carrying value of the brand. The Group has reclassified £377m of intangible asset after impairment and £16m of inventory relating to the brand as an asset held for sale. The divestment is consistent with the Group’s strategy of proactively managing its portfolio.

Asset held for sale include the recoverable assets attributable to the ChapStick brand.

Goodwill impairment

Goodwill mainly arose from the Novartis Transaction in 2015 (£2.6bn) and the Pfizer Transaction in 2019 (£5.6bn).

Goodwill is allocated to the Group’s CGUs as follows:

	2023 £m	2022 £m
North America	3,247	3,277
EMEA & LatAm	2,926	2,955
APAC	2,144	2,164
Net book value at 31 December	8,317	8,396

The recoverable amounts of the CGUs are assessed using a value in use model (2022: value in use). Value in use is calculated using a discounted cash flow approach, with a pre-tax discount rate applied to the projected risk-adjusted pre-tax cash flows and terminal value.

The discount rate used is based on the pre-tax weighted average cost of capital (WACC) of the CGUs. The discount rates are specific to each CGU and are determined based on the cost of capital, including a market premium and country-specific political risk premiums.

Details relating to the discounted cash flow model used in the impairment tests of the APAC, EMEA & LatAm, and North America CGUs are as follows:

Valuation basis	Value in use
Key assumptions	Sales growth rates
	Profit margins
	Terminal growth rates
	Discount rates
	Taxation rates
Determination of assumptions	Growth rates are internal forecasts based on both internal and external market information.
	Margins reflect past experience, adjusted for expected changes.
	Terminal growth rates are based on internal projections and external forecasts of the relevant markets.
	Discount rates are based on the Group WACC, adjusted where appropriate.
	Taxation rates are based on appropriate rates for each CGU.
Period of specific projected cash flows	Five years
Terminal growth rates		2023	2022
	North America	2.0% p.a.	2.4% p.a.
	EMEA & LatAm	2.6% p.a.	3.3% p.a.
	APAC	2.4% p.a.	3.3% p.a.
Discount rates (pre-tax)		2023	2022
	North America	7.9%	8.0%
	EMEA & LatAm	13.2%	11.9%
	APAC	10.2%	9.3%

The terminal growth rate does not exceed the long-term projected growth rate for the Group. Goodwill is monitored for impairment at individual CGU level. In each case the valuation indicated substantial headroom such that it is remote that a reasonably possible change to key assumptions would result in an impairment of goodwill.

Indefinite life brands and amortised brands impairment

Indefinite life brands comprise a portfolio of consumer health products. The net book value of the major brands are as follows:

	2023 £m	2022 £m
Advil	3,521	3,707
Voltaren	2,725	2,725
Centrum	1,850	1,943
Caltrate	1,680	1,811
Otrivin	1,385	1,385
Robitussin	1,174	1,239
Preparation H	1,103	1,164
Nexium	706	743
Fenistil	598	598
Emergen-C	464	490
Theraflu	444	452
Panadol	396	395
Sensodyne	281	291
Nicotinell	246	246
Excedrin	186	196
Polident	130	134
Biotene	126	130
Vitasprint	118	120
Corega	116	118
ChapStick[1]	–	575
Other brands	824	871
Total	18,073	19,333

1	ChapStick has been classified as an asset held for sale as at 31 December 2023.

The Group tests all its indefinite life brands for impairment by applying a fair value less costs to sell model using a three-year strategic plan approved by management and cash flows beyond the three-year period are extrapolated using the terminal growth rates. All brands were tested for impairment using brand-specific assumptions which included a discount rate equal to the Group’s post-tax WACC of 7.5% (2022: 7.0%; 2021: 6.0%) adjusted where appropriate for country and currency risks, and apply to the post-tax cash flows. This valuation methodology uses significant inputs which are not based on observable market data, and therefore this valuation technique is classified as level 3 of the fair value hierarchy. In addition to the discount rate, the main assumptions include future sales price and volume growth, product contribution and the future expenditure required to maintain the product’s marketability and registration in the relevant jurisdictions. These assumptions are based on past experience and are reviewed as part of management’s budgeting and strategic planning cycle. The terminal growth rates applied of between 0% and 3% (2022: 0% and 3%; 2021: -3% and 3%) are management’s estimates which align with those of market participants’ estimate of future long-term average growth rates for the relevant markets.

In 2023, the Group recorded a non-cash impairment charge of £170m upon signing a definitive agreement to dispose ChapStick, an indefinite life brand, which has been classified as an asset held for sale as at 31 December 2023. In addition, the Group also recorded an impairment of £15m relating to a collection of smaller brands as these brands are experiencing sales volume decline year on year.

Additionally, in 2023, the carry value of Preparation H continues to be sensitive to reasonably possible changes in key assumptions. The post- tax discount rate used for the brand is 6.8% (2022: 6.75%) and terminal growth rate is 2.5% (2022: 2.5%). If the discount rate for Preparation H had been 0.5% higher or the terminal growth rate, had been 0.5% lower than management’s estimates respectively, the Group would have had to recognise an impairment of £115m or £75m, respectively.

Other than as disclosed above, management do not consider that any reasonably possible changes in the key assumptions would cause the fair value less costs to sell of the individually significant brands disclosed above to fall below their carrying values.

In 2022, the Group recorded an impairment charge of £111m for Preparation H since the carrying value of the brand was higher than the recoverable amount. The decrease in recoverable amount was mainly driven by an increase in the discount rate applied to the forecasted future cash flows from 6% to 6.75%. If the discount rate for Preparation H had been 0.25% higher or the revenue growth rate, including terminal growth rate, had been 0.25% lower than management’s estimates respectively, the Group would have had to recognise a further impairment of £70m or £75m respectively.

For Robitussin’s impairment testing in 2023, we have applied a post-tax discount rate of 6.5% (2022: 6.75%) and terminal growth rate of 2.5% (2022: 2.5%). Robitussin’s carrying value is no longer sensitive to any reasonably possible changes to key assumptions in 2023.

Robitussin was sensitive to reasonably possible changes in key assumptions in 2021 and continued to be sensitive in 2022. Although the brand had recovered from the lower cold and flu incidence resulting from COVID-19 social distancing measures from previous years, the discount rate increased in 2022 causing the brand’s headroom to continue to be low at approximately 15% of its carrying value. The only reasonably possible change in key assumptions that would make the recoverable amount of Robitussin be equal or less than the carrying value would be to increase the discount rate of 6.75% by 0.6%.

For 2021, the income statement charge for net impairment losses includes impairments of Zyrtec, Treely and capitalised costs for a discontinued research and development project, netted off by reversal of impairments in relation to Alvedon, Abreva and Solpadeine.

Certain assets were transferred from intangible assets to assets held for sale and subsequently disposed of during the year.

A breakdown of the amortisation, impairment losses and reversals is included below:

	Amortisation			Net impairment losses/(reversals)
	2023 £m	2022 £m	2021 £m	2023 £m	2022 £m	2021 £m
Cost of sales	55	61	57	185	129	(32)
Selling, general and administration	53	46	37	1	6	8
Research and development	–	–	–	–	–	8
Total	108	107	94	186	135	(16)

Impact of climate change

The Group has stress tested the future cash flows for the potential impact of climate change and concluded that there is sufficient headroom for goodwill. Preparation H’s recoverable amount is sensitive to reasonably possible changes in key assumptions that would lead to an immaterial additional impairment charge due to either physical damage in our manufacturing sites or the associated costs of future transition risk. Carbon pricing is the highest potential transition risk that could have a medium risk in medium- to long-term time frame. With continued decarbonisation efforts and Haleon’s focus on meeting the targets to minimise carbon pricing impacts, this is not expected to have a material impact on the key assumptions used in the impairment assessment.